UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ___________
                                    FORM 8-K
                                   ___________



                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (date of earliest event reported): July 21, 2004




                   INTERCHANGE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



    New Jersey                          1-10518                22-2553159
_______________________________  _______________________    _________________
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)


Park 80 West/Plaza Two, Saddle Brook, N.J.                  07663
__________________________________________                 ________
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (201) 703-2265

                                 Not Applicable
-------------------------------------------------------------------------------


         (Former name or former address, if changed since last report.)

Item 5. Other Events

     On July 21, 2004, Interchange Financial Services Corporation issued a press release reporting earnings for the second quarter period ending June 30, 2004. A copy of that release is furnished as Exhibit 99.1 to this Report.

Item 7. Financial Statement Exhibits

        (c)  Exhibits.

             99.1 Press Release dated July 21, 2004 of the Registrant.

                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 22, 2004                 Interchange Financial Services Corporation

                                     By: /s/ Charles T. Field
                                     ________________________________
                                     Name: Charles T. Field
                                     Title: SVP & Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBT NUMBER            DESCRIPTION
_____________            ____________
99.1                     Press Release, dated July 21, 2004, of the Registrant